Public Warrants and Private Placement Warrants	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Public Warrants and Private Placement Warrants
14. Public Warrants and Private Placement Warrants
In November 2020, in connection with the RTPZ IPO, RTPZ issued 4,600,000 warrants (the “Public Warrants”) to purchase its Class A ordinary shares at $11.50 per share. Concurrently, RTPZ also issued 4,400,000 warrants (the “Private Placement Warrants” and, together with the Public Warrants, the “Public and Private Placement Warrants”) to its Sponsor to purchase its Class A ordinary shares at $11.50 per share. In connection with the Business Combination, the Public and Private Placement warrants converted, on a one-for-one basis, into warrants to purchase Company common stock. All of the Public and Private Placement Warrants were outstanding as of December 31, 2021.
The Company classified the Public and Private Placement Warrants as other liabilities on its consolidated balance sheets as these instruments are precluded from being indexed to our own stock. In certain events outside of our control, the Public Warrant and Private Placement Warrant holders are entitled to receive cash, while in certain scenarios, the holders of the common stock are not entitled to receive cash or may receive less than 100% of any proceeds in cash, which precludes these instruments from being classified within equity. The Public and Private Placement Warrants were initially recorded at fair value on the date of the Business Combination and are subsequently adjusted to fair value at each subsequent reporting date. Changes in the fair value of these instruments are recognized within interest and other (income) expense, net in the Consolidated Statements of Operations and Comprehensive Loss. See Note 5, Fair Value Measurement for additional information on valuation.